SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 4, 1999, is made among AVADO BRANDS, INC., as "Borrower"; WACHOVIA BANK, NATIONAL ASSOCIATION, BANKBOSTON, N.A., and the other parties listed as a "Bank" or the "Banks" on the signature page(s) hereof, as "Banks"; WACHOVIA BANK, NATIONAL ASSOCIATION, as "Administrative Agent" for the Banks, the "Syndication Agent," the "Arranger," the "Co-Arranger" (each as defined below) and itself; and BANKBOSTON, N.A., as "Syndication Agent" for the Banks. The Borrower, the Banks, the Administrative Agent and the Syndication Agent are hereinafter called, collectively, the "Parties." The Parties are parties to a Credit Agreement, dated as of June 22, 1999, as amended to date (the "Credit Agreement"), and are entering into this Amendment for the purpose of further amending the Credit Agreement in the manner specified below.

Accordingly, for value received, the Parties agree as follows:

1. Definitions.

     1.1 Terms Incorporated by Reference. Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Credit Agreement.

2. Amendments.

     2.1 Other Advances. Section 5.20 of the Credit Agreement is amended by adding to existing clause (ix) thereof ("Other Advances"), the following proviso:

     provided, however, that, in addition to and separate from the foregoing, the Borrower may make an additional loan to Tom E. Dupree, Jr., in an amount not to exceed Three Million Dollars ($3,000,000), on or about October 4, 1999, so long as, and provided that, (A) no Default then has occurred and is continuing or would be caused thereby, (B) such loan is repaid in full by not later than December 31, 1999, (C) such loan bears a market rate of interest until paid in full, (D) repayment of such loan is secured by a lien on otherwise unencumbered real property owned by Tom E. Dupree, Jr. or his spouse personally (or by a Person, other than the Borrower or any of its Subsidiaries owned or controlled by Tom E. Dupree, Jr. or his spouse), having a fair market value of at least Three Million Dollars ($3,000,000), and evidence thereof (including the recordation of a mortgage, deed to secure debt or deed of trust upon such real property favoring the Borrower) shall be provided to the Administrative Agent on the date that the loan is made or as soon as practicable thereafter, but not later than October 8, 1999, and (D) the proceeds of such loan are used by Tom E. Dupree, Jr. to repay certain personal indebtedness then due secured by his equity interests in the Borrower.

3. Miscellaneous.

     3.1 Effect and Effective Date of Amendments. The effective date of the amendments to the Credit Agreement set forth in Section 2 above shall be the Closing Date. Except as set forth expressly herein, all terms of the Credit Agreement shall remain unchanged. It is not intended by the Parties that this Amendment constitute, and this Amendment, shall not constitute a novation

     3.2 Georgia Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF GEORGIA.

     3.3   Counterparts.   This  Amendment  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.


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     3.4 Entire Agreement.  This Amendment shall constitute the entire agreement among the parties with respect to the subject matter hereof.

     3.5 Restatement of Representations and Warranties. To induce all other Parties to enter into this Amendment (A) Borrower hereby restates and renews each and every representation and warranty heretofore made by it under, or in connection with, the execution and delivery of, the Credit Agreement; (B) Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and in the Loan Documents, as amended hereby, effective as of the date hereof; and (C) Borrower hereby certifies that no Default has occurred and is continuing.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal, by their respective authorized officers, as of the day and year first above written.

"BORROWER"

AVADO BRANDS, INC.                          (SEAL)


By:_________________________________
     Louis J. Profumo
     Senior Vice President of Finance

Attest:_____________________________
John G. McLeod, Jr.
Secretary


                                            "BANKS"

WACHOVIA BANK, NATIONAL
ASSOCIATION, as the Administrative Agent and as
a Bank                                               (SEAL)


By:________________________________
     W. Tompkins Rison, Vice President




BANKBOSTON, N.A., as Syndication Agent
and as a Bank                               (SEAL)


By:________________________________
      Name:__________________________
      Title:___________________________


SUNTRUST BANK, ATLANTA,
as a Bank

By:________________________________
     Name:___________________________
     Title:____________________________


By:________________________________
     Name:___________________________
     Title:____________________________

COOPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK INTERNATIONAL,"
NEW YORK BRANCH

By:________________________________
     Name:___________________________
     Title:____________________________


By:________________________________
     Name:___________________________
     Title:____________________________


COMERICA BANK,
as a Bank
(SEAL)

By:________________________________
      Name:___________________________
      Title:____________________________



SOUTHTRUST BANK, NATIONAL ASSOCIATION, as a Bank
(SEAL)


By:________________________________
      Name:___________________________
      Title:____________________________